UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________________
FORM 8-K
___________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 20, 2024
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SILA REALTY TRUST, INC.
(Exact Name of Registrant as Specified in Its Charter)
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Maryland	000-55435	46-1854011
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
1001 Water St.
Suite 800
Tampa, Florida 33602
(Address of principal executive offices)
(813) 287-0101
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
___________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 1.01 Entry into a Material Definitive Agreement.
The information reported in Item 2.03 of this Current Report on Form 8-K is incorporated herein by reference.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant.
As previously reported in a Current Report on Form 8-K filed on February 22, 2022, Sila Realty Trust, Inc. (the “Company”), Sila Realty Operating Partnership, LP (“SROP”), and certain of the Company’s subsidiaries, entered into a senior unsecured term loan agreement, as amended (the "2024 Term Loan Agreement") and a senior unsecured revolving credit agreement, as amended (the “Revolving Credit Agreement”) with Truist Bank (“Truist”), as Administrative Agent, and the other lenders listed as lenders in the 2024 Term Loan Agreement and Revolving Credit Agreement. The maturity date of the Revolving Credit Agreement is February 15, 2026, which may be extended, at the Company’s election, for a period of six months on no more than two occasions, subject to certain conditions, including the payment of an extension fee.
Additionally, as previously reported in a Current Report on Form 8-K filed on May 18, 2022, the Company, SROP, and certain of the Company’s subsidiaries, entered into a new senior unsecured term loan agreement, as amended (the “2028 Term Loan Agreement”), with Truist, as Administrative Agent, and the other lenders listed as lenders in the 2028 Term Loan Agreement. The maturity date of the 2028 Term Loan Agreement is January 31, 2028.
On March 20, 2024, the Company, SROP, and certain of the Company’s subsidiaries, entered into a senior unsecured amended and restated term loan agreement (the “2027 A&R Term Loan Agreement”) with Truist, as Administrative Agent, and Truist Securities, Inc., Wells Fargo Securities LLC, and BofA Securities, Inc. as Joint Lead Arrangers and Joint Book Runners, and The Huntington National Bank, Renasant Bank, and Hancock Whitney Bank as Co-Documentation Agents, and the other lenders listed as lenders in the 2027 A&R Term Loan Agreement. The 2027 A&R Term Loan Agreement, which was fully funded at closing, is made up of aggregate commitments of $250,000,000, which may be increased, subject to lender approval, to an aggregate amount not to exceed $500,000,000. The 2027 A&R Term Loan Agreement has a maturity date of March 20, 2027, and, at the Company's election, may be extended for a period of one year on no more than two occasions, subject to the satisfaction of certain conditions, including the payment of an extension fee. The 2027 A&R Term Loan Agreement contains customary representations and warranties. The 2027 A&R Term Loan Agreement was entered into to replace the Company’s 2024 Term Loan Agreement, which was paid off in its entirety upon closing of the 2027 A&R Term Loan Agreement.
The Revolving Credit Agreement, 2027 A&R Term Loan Agreement, and 2028 Term Loan Agreement are pari passu, and, collectively, have current aggregate commitments available of $1,025,000,000.
Borrowings under the 2027 A&R Term Loan Agreement are guaranteed by SROP, and certain subsidiaries of the Company, pursuant to an Amended and Restated Guaranty Agreement in favor of Truist, as Administrative Agent, for itself and the lenders under the 2027 A&R Term Loan Agreement (the "A&R Guaranty Agreement").
The material terms of the 2027 A&R Term Loan Agreement and A&R Guaranty Agreement are not complete and are qualified in their entirety by the terms of the agreements attached hereto as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K, and are incorporated herein by reference.
Item 7.01    Regulation FD Disclosure.
On March 21, 2024, the Company announced in a press release the events described in Item 2.03 to this Current Report. The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01. The information furnished under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
Forward-Looking Statements
Certain statements contained in this Current Report on Form 8-K, other than historical facts may be considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to be covered by the safe harbor provided by the same. All statements other than statements of historical facts included in this Current Report on Form 8-K, may constitute forward-looking statements. No forward-looking statement is intended to, nor shall it, serve as a guarantee of future performance. You can identify the forward-looking statements by the use of words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “outlook,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “will” and other similar terms and phrases, including references to assumptions and forecasts of future results and the Company's ability to increase its commitment under or extend the term of the 2027 A&R Term Loan Agreement. Forward-looking statements are subject to various risks and uncertainties, and factors that could cause actual results to differ materially from the Company’s expectations, including the availability of suitable investment opportunities, changes in interest rates, the availability and terms of financing, general economic conditions, market conditions, legislative and regulatory changes could adversely impact the business of the Company. These factors mentioned as well as other factors, including those described under the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended 2023, a copy of which is available at www.sec.gov. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether, as a result of new information, future events, or otherwise, except as required by law.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

10.1*
Amended and Restated Term Loan Agreement, dated as of March 20, 2024, by and among Sila Realty Trust, Inc., as Borrower, Truist Bank, as Administrative Agent, and the lenders from time to time as party to the Term Loan Agreement.

10.2	Amended and Restated Guaranty Agreement, dated as of March 20, 2024.

99.1	Sila Realty Trust, Inc. Press Release, dated March 20, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*
Certain schedules and exhibits to this agreement have been omitted pursuant to Item 602(b)(10) of Regulation S-K and the Company agrees to supplementally furnish to the Securities and Exchange Commission a copy of any omitted schedule or exhibit upon request.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILA REALTY TRUST, INC.

Dated: March 21, 2024	By:	/s/ Kay C. Neely
	Name:	Kay C. Neely
	Title:	Chief Financial Officer